EXHIBIT 32

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT BY
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Annual Report on Form 10-K of Safer
Shot, Inc. for the period ended, September 30, 2010, (the "Report")
I, John Lund, President of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Safer Shot, Inc.



Date: February 11, 2011               /s/John Lund
                             -------------------------------------------
                                         John Lund
                                         President
                                   (Principal Executive)